USAA CORNERSTONE FUNDS
USAA Cornerstone Conservative Fund
USAA Cornerstone Moderately Conservative Fund
USAA Cornerstone Moderate Fund
USAA Cornerstone Moderately Aggressive Fund
USAA Cornerstone Aggressive Fund
USAA Cornerstone Equity Fund
SUPPLEMENT DATED DECEMBER 19, 2018
TO THE FUNDS’ PROSPECTUS
DATED OCTOBER 1, 2018, AS SUPPLEMENTED NOVEMBER 7, 2018
This Supplement updates certain information contained in the above-dated prospectus for the USAA Cornerstone Funds (the Funds).
With respect to the Cornerstone Aggressive Fund:
The Annual Fund Operating Expenses table found on page 35 is deleted in its entirety and hereby replaced with the following:
Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)
Management Fee	0.60%
Distribution and/or Service (12b-1) Fees	None
Other Expenses	0.63%
Acquired Fund Fees and Expenses	0.11%
Total Annual Operating Expenses	1.34%(a),(b)
Reimbursement from Adviser	(0.13%)(c)
Total Annual Operating Expenses after Reimbursement	1.21%
(a)The total annual operating expenses for the Fund may not correlate to the ratio of expenses to average daily net assets shown in the financial highlights, which reflect the operating expenses of the Fund and do not include acquired fund fees and expenses.
(b)The expense information in the table has been restated to reflect current fees.
(c)The Investment Adviser has agreed, through September 30, 2019, to make payments or waive management, administration, and other fees to limit the expenses of the Fund so that the total annual operating expenses of the Fund (exclusive of expense offset arrangements, acquired fund fees and expenses, and extraordinary expenses) do not exceed an annual rate of 1.10% of the Fund’s average daily net assets. This reimbursement arrangement may not be changed or terminated during this time period without approval of the Fund’s Board of Trustees and may be changed or terminated by the Investment Adviser at any time after September 30, 2019.
The Expense Example table found on page 36 is deleted in its entirety and hereby replaced with the following:
1 Year	3 Years	5 Years	10 Years
$123	$412	$722	$1,601
PLEASE RETAIN THIS SUPPLEMENT FOR YOUR FUTURE REFERENCE.
99230-1218